UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 26, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of January 26, 2006, we entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Quartz Corporation, a North Carolina corporation and our direct wholly owned subsidiary (“Merger Sub”), Jefferson-Pilot Corporation, a North Carolina corporation (“Jefferson-Pilot”) and Lincoln JP Holdings, L.P., an Indiana limited partnership (the “Partnership”), pursuant to which the parties amended the terms of the Agreement and Plan of Merger, dated as of October 9, 2005, among Merger Sub, Jefferson-Pilot and us (the “Merger Agreement”).

The Amendment, among other things, amends the Merger Agreement to (i) include the Partnership as a party to the Merger Agreement, and provide that Jefferson-Pilot will merge with and into the Partnership with the Partnership as the surviving entity and our wholly owned subsidiary, and (ii) provide for the election deadline to be 5:00 p.m. New York City time on March 28, 2006 (unless we and Jefferson-Pilot determine that the closing will take place after April 3, 2006 in which case a new election deadline may be established on a date which we and Jefferson-Pilot reasonably agree is the fourth business day immediately preceding the earliest date on which closing could reasonably be expected to occur).

We originally disclosed our execution of the Merger Agreement in a Current Report on Form 8-K filed on October 11, 2005, and attached a copy of the Merger Agreement as Exhibit 2.1 thereto, each of which is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 2.1 and incorporated herein by reference. The description of the Amendment as set forth herein is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibit is included herewith.

Exhibit Number	Description

2.1
Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”), dated as of January 26, 2006, among Lincoln National Corporation, an Indiana Corporation (“LNC”), Quartz Corporation, a North Carolina corporation and a direct wholly owned subsidiary of LNC, Jefferson-Pilot Corporation, a North Carolina corporation and Lincoln JP Holdings, L.P., an Indiana limited partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Senior Vice President and
Chief Financial Officer

Date: January 31, 2006

Exhibit Index

Exhibit Number	Description

2.1
Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”), dated as of January 26, 2006, among Lincoln National Corporation, an Indiana Corporation (“LNC”), Quartz Corporation, a North Carolina corporation and a direct wholly owned subsidiary of LNC, Jefferson-Pilot Corporation, a North Carolina corporation and Lincoln JP Holdings, L.P., an Indiana limited partnership.